The Royce Fund
Supplement to the Prospectus Dated May 1, 2012
Royce Partners Fund

The annual fund operating expense table and expense example included in the prospectus dated May 1, 2012 are replaced with the information below:

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management fees	1.00%
Distribution (12b-1) fees	0.25%
Other expenses	3.00%
Acquired fund fees and expenses	0.03%
Total annual Fund operating expenses	4.28%
Fee waivers and/or expense reimbursements	(2.90)%
Total annual Fund operating expenses after fee waivers and/or expense reimbursements	1.38%
Royce has contractually agreed, without right of termination, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund’s net annual operating expenses, other than acquired fund fees and expenses, at or below 1.35% through April 30, 2013 and at or below 1.99% through April 30, 2022.
Total annual Fund operating expenses may differ from the expense ratio in the Fund’s Financial Highlights because they include only the Fund’s direct operating expenses and do not include acquired fund fees and expenses, which reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds and other investment companies.

EXAMPLE
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s total operating expenses (net of fee waivers and/or expense reimbursements) remain the same. Although your actual costs may be higher or lower, based on the assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$140	$572	$1,029	$2,297

June 15, 2012

PTR-ISI-SUPP-061512